ANNUAL REPORT ON FORM 10-K

                                   ITEM 14(d)

                          FINANCIAL STATEMENT SCHEDULE
                          YEAR ENDED DECEMBER 31, 2001
                     THE COCA-COLA COMPANY AND SUBSIDIARIES

                SCHEDULE II -- VALUATION AND QUALIFYING ACCOUNTS
                     THE COCA-COLA COMPANY AND SUBSIDIARIES
                          Year ended December 31, 2001
                                 (in millions)




----------------------------------------------------------------------------------------------------------------------
      COL. A                              COL. B                 COL. C                    COL. D          COL. E
----------------------------------------------------------------------------------------------------------------------

                                                                ADDITIONS
                                                         ------------------------
                                                           (1)             (2)
                                         BALANCE AT      CHARGED TO      CHARGED                         BALANCE
                                        BEGINNING OF     COSTS AND       TO OTHER        DEDUCTIONS       AT END
DESCRIPTION                                PERIOD         EXPENSES       ACCOUNTS         (NOTE 1)      OF PERIOD
-----------                             ------------    -----------      --------        ----------     ---------

RESERVES DEDUCTED IN THE
  BALANCE SHEET FROM THE
  ASSETS TO WHICH THEY
  APPLY
  Allowance for losses on:
    Trade accounts receivable........       $  62         $  20            $  -            $  23          $  59
    Miscellaneous investments and
      other assets...................         294             5               -               69            230
    Deferred tax assets..............         641           218               -              296            563
                                            -----         -----            ----            -----          -----

                                            $ 997         $ 243            $  -            $ 388          $ 852
                                            =====         =====            ====            =====          =====





---------------

Note 1 -  The amounts shown in Column D consist of the following:



                                                TRADE                   MISCELLANEOUS           DEFERRED
                                               ACCOUNTS                  INVESTMENTS              TAX
                                              RECEIVABLE               AND OTHER ASSETS          ASSETS         TOTAL
                                              ----------               ----------------         --------       -------

Charge off of uncollectible accounts.......     $  23                       $  13                $   -         $  36
Write-off of impaired assets...............         -                          36                    -            36
Other transactions.........................         -                          20                  296           316
                                                -----                       -----                -----         -----

                                                $  23                       $  69                $ 296         $ 388
                                                =====                       =====                =====         =====


                  SCHEDULE II -- VALUATION AND QUALIFYING ACCOUNTS
                     THE COCA-COLA COMPANY AND SUBSIDIARIES
                          Year ended December 31, 2000
                                  (in millions)

----------------------------------------------------------------------------------------------------------------------
      COL. A                              COL. B                 COL. C                    COL. D          COL. E
----------------------------------------------------------------------------------------------------------------------

                                                                ADDITIONS
                                                         ------------------------
                                                           (1)             (2)
                                         BALANCE AT      CHARGED TO      CHARGED                         BALANCE
                                        BEGINNING OF     COSTS AND       TO OTHER        DEDUCTIONS       AT END
DESCRIPTION                                PERIOD         EXPENSES       ACCOUNTS         (NOTE 1)      OF PERIOD
-----------                             ------------    -----------      --------        ----------     ---------

RESERVES DEDUCTED IN THE
  BALANCE SHEET FROM THE
  ASSETS TO WHICH THEY
  APPLY
  Allowance for losses on:
    Trade accounts receivable........      $  26          $  37            $   4           $   5            $  62
    Miscellaneous investments and
      other assets...................        322             23                -              51              294
    Deferred tax assets..............        443            353                -             155              641
                                           -----          -----            -----           -----            -----

                                           $ 791          $ 413            $   4           $ 211            $ 997
                                           =====          =====            =====           =====            =====




--------------

Note 1 -  The amounts shown in Column D consist of the following:





                                                TRADE                   MISCELLANEOUS           DEFERRED
                                               ACCOUNTS                  INVESTMENTS              TAX
                                              RECEIVABLE               AND OTHER ASSETS          ASSETS         TOTAL
                                              ----------               ----------------         --------       -------

Charge off of uncollectible accounts.......      $  4                       $  -                  $   -          $   4
Write-off of impaired assets...............         -                         51                      -             51
Other transactions.........................         1                          -                    155            156
                                                 ----                       ----                  -----          -----

                                                 $  5                       $ 51                  $ 155          $ 211
                                                 ====                       ====                  =====          =====

                SCHEDULE II -- VALUATION AND QUALIFYING ACCOUNTS
                     THE COCA-COLA COMPANY AND SUBSIDIARIES
                          Year ended December 31, 1999
                                  (in millions)

----------------------------------------------------------------------------------------------------------------------
      COL. A                                   COL. B             COL. C                    COL. D          COL. E
----------------------------------------------------------------------------------------------------------------------

                                                                ADDITIONS
                                                         ------------------------
                                                           (1)             (2)
                                         BALANCE AT      CHARGED TO      CHARGED                         BALANCE
                                        BEGINNING OF     COSTS AND       TO OTHER        DEDUCTIONS       AT END
DESCRIPTION                                PERIOD         EXPENSES       ACCOUNTS         (NOTE 1)      OF PERIOD
-----------                             ------------    -----------      --------        ----------     ---------
RESERVES DEDUCTED IN THE
  BALANCE SHEET FROM THE
  ASSETS TO WHICH THEY
  APPLY
  Allowance for losses on:
    Trade accounts receivable........      $  10          $  13            $   5           $   2            $  26
    Miscellaneous investments and
      other assets...................        275             43               88              84              322
    Deferred tax assets..............         18            443                -              18              443
                                           -----          -----            -----           -----            -----

                                           $ 303          $ 499            $  93           $ 104            $ 791
                                           =====          =====            =====           =====            =====






--------------------------

Note 1 -  The amounts shown in Column D consist of the following:


                                                TRADE                   MISCELLANEOUS           DEFERRED
                                               ACCOUNTS                  INVESTMENTS              TAX
                                              RECEIVABLE               AND OTHER ASSETS          ASSETS         TOTAL
                                              ----------               ----------------         --------       -------
Charge off of uncollectible accounts.......      $  3                       $  2                  $  -          $   5
Write-off of impaired assets...............         -                         81                     -             81
Other transactions.........................        (1)                         1                    18             18
                                                 ----                       ----                  ----          -----

                                                 $  2                       $ 84                  $ 18          $ 104
                                                 ====                       ====                  ====          =====